SUPPLEMENTAL INFORMATION

FOR THE THREE MONTHS ENDED MARCH 31, 2017 AND 2016

WASHINGTON
PRIME GROUP

SAFE HARBOR: Some of the information contained in this presentation includes forward looking statements. Such statements are subject to a number of risks and uncertainties which could cause actual results in the future to differ materially and adversely from those described in the forward-looking statements. Investors should consult the Company's filings with the Securities and Exchange Commission for a description of the various risks and uncertainties which could cause such a difference before deciding whether to invest.

Table of Contents

Page
Financial Statement Data
Consolidated statements of operations (unaudited)	1
Consolidated balance sheets (unaudited)	2
Supplemental balance sheet detail	3
Components of minimum rents, other income and corporate overhead	4
Reconciliation of funds from operations - including pro-rata share of unconsolidated properties	5
Reconciliation of net operating income growth for comparable properties - including pro-rata share of unconsolidated properties	6

Debt Information
Summary of debt	7
EBITDA and key balance sheet metrics	8
Key guidance assumptions	9

Operational Data
Operating metrics	10
Leasing results	11
Releasing spreads	12
Top 10 tenants	13
Lease expirations	14

Development Activity
Capital expenditures	15
Redevelopment projects	16

Property Information
Property information	17-19

Other
Non-GAAP pro-rata financial information	20
Proportionate share of unconsolidated properties - statements of operations (unaudited)	21
Proportionate share of unconsolidated properties - balance sheet (unaudited)	22
Glossary of terms	23

CONSOLIDATED STATEMENTS OF OPERATIONS
Washington Prime Group Inc.
(Unaudited, dollars in thousands, except per share data)

	Three Months Ended March 31,
	2017	2016

Revenue:
Minimum rent (see components on page 4)	$137,116	$143,105
Overage rent	2,832	3,457
Tenant reimbursements	56,790	57,956
Other income (see components on page 4)	5,656	5,513
Total revenues	202,394	210,031

Expenses:
Property operating	(37,244)	(43,934)
Real estate taxes	(26,007)	(24,491)
Advertising and promotion	(2,152)	(2,232)
Total recoverable expenses	(65,403)	(70,657)
Depreciation and amortization	(67,511)	(71,403)
Provision for credit losses	(1,581)	(732)
General and administrative	(8,828)	(10,804)
Ground rent	(1,031)	(1,057)
Impairment loss	(8,509)	—
Total operating expenses	(152,863)	(154,653)

Operating Income	49,531	55,378

Interest expense, net	(32,488)	(37,348)
Income and other taxes	(2,026)	(979)
Loss from unconsolidated entities, net	(444)	(1,161)
Gain (loss) on disposition of interests in properties, net	51	(2,209)

Net income	14,624	13,681
Net income attributable to noncontrolling interests	1,814	1,659
Net income attributable to the Company	12,810	12,022
Less: Preferred share dividends	(3,508)	(3,508)
Net income attributable to common shareholders	$9,302	$8,514

Earnings per common share, basic and diluted	$0.05	$0.05

SUPPLEMENTAL INFORMATION | 1

CONSOLIDATED BALANCE SHEETS
Washington Prime Group Inc.
(Unaudited, dollars in thousands)

	March 31,	December 31,
	2017	2016
Assets:
Investment properties at cost	$6,268,785	$6,245,414
Construction in progress	36,131	49,214
	6,304,916	6,294,628
Less: accumulated depreciation	2,172,732	2,122,572
	4,132,184	4,172,056

Cash and cash equivalents	94,531	59,353
Tenant receivables and accrued revenue, net (see components on page 3)	96,560	99,967
Real estate assets held-for-sale	—	50,642
Investment in and advances to unconsolidated entities, at equity	442,257	458,892
Deferred costs and other assets (see components on page 3)	251,507	266,556
Total assets	$5,017,039	$5,107,466

Liabilities:
Mortgage notes payable	$1,610,802	$1,618,080
Notes payable	247,817	247,637
Unsecured term loans	1,334,525	1,334,522
Revolving credit facility	291,489	306,165
Accounts payable, accrued expenses, intangibles, and deferred revenues (see components on page 3)	287,969	309,178
Distributions payable	2,992	2,992
Cash distributions and losses in unconsolidated entities, at equity	15,421	15,421
Total liabilities	3,791,015	3,833,995

Redeemable noncontrolling interests	3,265	10,660

Equity:
Stockholders' equity
Series H Cumulative Redeemable Preferred Stock	104,251	104,251
Series I Cumulative Redeemable Preferred Stock	98,325	98,325
Common stock	19	19
Capital in excess of par value	1,234,860	1,232,638
Accumulated deficit	(384,070)	(346,706)
Accumulated other comprehensive income	6,888	4,916
Total stockholders' equity	1,060,273	1,093,443
Noncontrolling interests	162,486	169,368
Total equity	1,222,759	1,262,811
Total liabilities, redeemable noncontrolling interests and equity	$5,017,039	$5,107,466

SUPPLEMENTAL INFORMATION | 2

SUPPLEMENTAL BALANCE SHEET DETAIL
Washington Prime Group Inc.
(unaudited, dollars in thousands)

	March 31,	December 31,
	2017	2016

Tenant accounts receivable and accrued revenue, net:
Straight-line receivable	$39,545	$39,097
Tenant receivable	16,715	17,701
Allowance for doubtful accounts, net	(9,272)	(8,578)
Unbilled receivables and other	49,572	51,747
Total	$96,560	$99,967

Deferred costs and other assets:
Deferred leasing and corporate improvements, net	$89,789	$90,922
In place lease intangibles, net	65,972	70,907
Acquired above market lease intangibles, net	32,119	34,337
Mortgage and other escrow deposits	30,849	29,160
Prepaids, notes receivable and other assets, net	32,778	41,230
Total	$251,507	$266,556

Accounts payable, accrued expenses, intangibles and deferred revenues:
Accounts payable and accrued expenses	$152,000	$167,636
Below market lease intangibles, net	102,475	106,923
Other	33,494	34,619
Total	$287,969	$309,178

SUPPLEMENTAL INFORMATION | 3

COMPONENTS OF MINIMUM RENTS, OTHER INCOME AND CORPORATE OVERHEAD
Washington Prime Group Inc.
(unaudited, dollars in thousands)

	Three Months Ended March 31,
	2017	2016

Components of Minimum Rents:

Base rent	$130,085	$134,896
Mark-to-market adjustment	2,209	1,883
Straight-line rents	454	(246)
Temporary tenant rents	4,368	6,572
Total Minimum Rents	$137,116	$143,105

Components of Other Income:
Sponsorship and other ancillary property income	$1,767	$2,959
Fee income	1,582	1,448
Lease termination income	836	350
Other	1,471	756
Total Other Income	$5,656	$5,513

Components of Corporate Overhead:
General & administrative	$8,828	$10,804
Third party management fees & internal corporate overhead allocated to operating expense	5,473	8,130
Total Corporate Overhead	$14,301	$18,934

SUPPLEMENTAL INFORMATION | 4

RECONCILIATION OF FUNDS FROM OPERATIONS
Including Pro-Rata Share of Unconsolidated Properties
Washington Prime Group Inc.
(unaudited, dollars in thousands, except per share data)

	Three Months Ended March 31,
	2017	2016
Funds from Operations ("FFO"):
Net income	$14,624	$13,681
Less: Preferred dividends and distributions on preferred operating partnership units	(3,568)	(3,568)
Real estate depreciation and amortization, including joint venture impact	74,521	79,412
Noncontrolling interests portion of depreciation and amortization	—	(39)
Impairment loss, including (gain) loss on the sale of interests in properties and other	8,458	2,209
Net loss attributable to noncontrolling interest holders in properties	—	6
FFO	$94,035	$91,701

Weighted average common shares outstanding - diluted	221,791	220,399

FFO per diluted share	$0.42	$0.42

Non-cash items included in FFO:
Non-cash stock compensation expense (2)	$1,478	$674
Straight-line adjustment as an increase to minimum rents (1)	$928	$310
Straight-line and fair market value adjustment recorded as an increase to ground lease expense (1)	$353	$342
Fair value of debt amortized as a decrease to interest expense (1)	$1,307	$1,988
Loan fee amortization (1)	$1,214	$1,814
Mark-to-market/inducement adjustment as an increase to base rents (1)	$3,056	$3,175
Non-real estate depreciation (1)	$2,248	$1,773
Hedge ineffectiveness as a (decrease) increase to interest expense	$(92)	$2,342

(1) Includes the pro-rata share of the joint venture properties.
(2) Non-cash stock compensation for the three months ended 2016 includes the reversal of $1.2 million associated with the forfeiture of grants to former executives.

SUPPLEMENTAL INFORMATION | 5

RECONCILIATION OF NET OPERATING INCOME GROWTH FOR COMPARABLE PROPERTIES
Including Pro-Rata Share of Unconsolidated Properties
Washington Prime Group Inc.
(unaudited, dollars in thousands)

	Three Months Ended March 31,
	2017	2016	Variance $

Reconciliation of Comp NOI to Operating Income:
Operating income	$49,531	$55,378	$(5,847)

Depreciation and amortization	67,511	71,403	(3,892)
General and administrative	8,828	10,804	(1,976)
Impairment loss	8,509	—	8,509
Fee income	(1,582)	(1,448)	(134)
Management fee allocation	476	3,610	(3,134)
Pro-rata share of unconsolidated joint ventures in comp NOI	11,893	11,164	729
Property allocated corporate expense	3,337	3,365	(28)
Non-comparable properties and other (1)	(3,577)	(2,364)	(1,213)
NOI from sold properties	(1,530)	(8,710)	7,180
Termination income and outparcel sales	(1,109)	(980)	(129)
Straight-line rents	(454)	246	(700)
Ground lease adjustments for straight-line and fair market value	5	(5)	10
Fair market value and inducement adjustments to base rents	(2,200)	(1,857)	(343)

Comparable NOI	$139,638	$140,606	$(968)
Comparable NOI percentage change			-0.7%

(1) Represents an adjustment to remove the NOI amounts from properties not owned and operated in all periods presented, certain non-recurring expenses, as well as insurance proceeds received in the periods presented. Furthermore, Southern Hills Mall is removed as the management and leasing of the property was transferred to the receiver during the fourth quarter of 2016, although title to the property is still held by an affiliate of the Company.

	Three Months Ended March 31,
	2017	2016	Variance $	Variance %
Comparable Property Net Operating Income (Comp NOI)
Revenue:
Minimum rent	$142,947	$140,936	$2,011	1.4%
Overage rent	2,443	3,120	(677)	-21.7%
Tenant reimbursements	60,345	57,867	2,478	4.3%
Other	2,251	2,785	(534)	-19.2%
Total revenue	207,986	204,708	3,278	1.6%

Expenses:
Recoverable expenses- operating	(37,698)	(38,022)	324	0.9%
Recoverable expenses- real estate taxes	(27,263)	(23,674)	(3,589)	-15.2%
Provision for credit losses	(1,776)	(830)	(946)	-114.0%
Ground rent	(1,611)	(1,576)	(35)	-2.2%
Total operating expenses	(68,348)	(64,102)	(4,246)	-6.6%

Comp NOI	$139,638	$140,606	$(968)	-0.7%

Comp NOI - Enclosed retail properties	$105,202	$107,130	$(1,928)	-1.8%
Comp NOI - Community centers	$34,436	$33,476	$960	2.9%

SUPPLEMENTAL INFORMATION | 6

SUMMARY OF DEBT
Washington Prime Group Inc.
(dollars in thousands)

	Total Debt as of 3/31/2017	Total Debt, Including WPG Share of Unconsolidated Entities as of 3/31/2017	Total Debt as of 12/31/2016	Total Debt, Including WPG Share of Unconsolidated Entities as of 12/31/2016	Schedule of Maturities by Year (2)	Mortgage Debt Maturities	Weighted Avg. Interest Rate	Unsecured Maturities	Weighted Avg. Interest Rate	Total Debt Maturities	Weighted Avg. Interest Rate

Consolidated debt:					Our Share of Debt (1):
Mortgage debt
Fixed	$1,352,706	$1,352,706	$1,359,329	$1,359,329	2017	$326,350	6.1%			$326,350	6.1%
Variable	251,100	251,100	251,100	251,100	2018	21,178	4.8%			21,178	4.8%
Debt issuance costs	(4,695)	(4,695)	(5,010)	(5,010)	2019	145,025	6.4%	$793,000	2.3%	938,025	2.9%
Fair value debt adjustments	11,691	11,691	12,661	12,661	2020	197,036	4.4%	749,955	3.0%	946,991	3.3%
Total mortgage debt	1,610,802	1,610,802	1,618,080	1,618,080	2021	415,381	4.5%			415,381	4.5%
					2022	136,123	4.4%			136,123	4.4%
Unsecured debt					2023	21,369	5.0%	340,000	3.5%	361,369	3.6%
Credit facility	293,000	293,000	308,000	308,000	2024	354,086	4.7%			354,086	4.7%
Term loans	1,340,000	1,340,000	1,340,000	1,340,000	2025	343,587	3.7%			343,587	3.7%
Bonds payable	249,955	249,955	249,953	249,953	> 10 Years	109,489	4.4%			109,489	4.4%
Debt issuance costs	(9,124)	(9,124)	(9,629)	(9,629)	Fair value and debt issuance cost adjustments	12,241		(9,124)		3,117
Total unsecured debt	1,873,831	1,873,831	1,888,324	1,888,324	Total debt	$2,081,865	4.8%	$1,873,831	2.8%	$3,955,696	3.8%

Total consolidated debt	$3,484,633	$3,484,633	$3,506,404	$3,506,404

Unconsolidated debt:					(1) Includes pro-rata share of unconsolidated debt
Mortgage loans payable	$961,179	$465,818	$864,215	$416,202	(2) Includes extension options
Debt issuance costs	(4,361)	(2,136)	(3,537)	(1,710)
Fair value debt adjustments	14,472	7,381	15,133	7,718
Total unconsolidated debt	$971,290	$471,063	$875,811	$422,210

Total debt:	$4,455,923	$3,955,696	$4,382,215	$3,928,614

	% of Total Debt as of 3/31/17	Our Share of Total Debt as of 3/31/17	Weighted Avg. Interest Rate	Weighted Avg. Years to Maturity

Consolidated debt:
Fixed	76%	$2,647,519	4.2%	3.9
Variable	24%	837,114	2.4%	2.2
Total Consolidated	100%	$3,484,633	3.8%	3.5

Unconsolidated debt:
Fixed	100%	$471,063	4.1%	7.9
Variable	0%	—
Total Unconsolidated	100%	$471,063	4.1%	7.9

Total debt:
Fixed	79%	$3,118,582	4.2%	4.5
Variable	21%	837,114	2.5%	2.2
Total debt	100%	$3,955,696	3.8%	4.0

SUPPLEMENTAL INFORMATION | 7

EBITDA AND KEY BALANCE SHEET METRICS
Washington Prime Group Inc.
(dollars in thousands)

	Three Months Ended March 31,
	2017	2016
Calculation of EBITDA:
Net income	$14,624	$13,681
Interest expense, net	32,488	37,348
Income and other taxes	2,026	979
Depreciation and amortization	67,511	71,403
(Gain) loss on disposition of interests in properties, net	(51)	2,209
Impairment loss	8,509	—
EBITDA	125,107	125,620
Adjustments related to pro-rata share of unconsolidated entities, net	13,110	13,509
Adjusted EBITDA	$138,217	$139,129

	Covenant Requirement	As of March 31, 2017
Key Balance Sheet Metrics:		Ratio
Total indebtedness to Total assets	≤ 65%	49.2%
Secured indebtedness to Total assets	≤ 40%	22.6%
Consolidated EBITDA / Annual service charge	≥ 1.5x	3.37x
Total unencumbered assets / Total unsecured indebtedness	> 150%	226%

Note:  Balance sheet metrics above are based upon the bond covenants definitions using the trailing 12 months of EBITDA for all properties.

SUPPLEMENTAL INFORMATION | 8

KEY GUIDANCE ASSUMPTIONS
Washington Prime Group Inc.
2017 Guidance

Fiscal Year 2017
Guidance
Earnings Expectations:
FFO per share, as adjusted - diluted (1)	$1.64 to $1.70
FFO per share, as adjusted - diluted - second quarter (1)	$0.40 to $0.42

Underlying Assumptions to 2017 Guidance (1):
Comparable NOI growth for core properties- fiscal year 2017 (2) (3)	0% to 1.5%
General and administrative expenses (including property allocated overhead)	$52-$56 million
Non-cash adjustments for purchase accounting and straight line rents (3)	$15-$17 million
Assumed property sales	3 non-core properties/ 1 community center
Assumed joint venture transactions (4)	one transaction - 7 properties
Assumed lender transitions	1 (Southern Hills)
Redevelopment spend (3)	$125 to $150 million
Recurring capital expenditures and deferred leasing costs (3)	$65 to $75 million

(1) Guidance excludes non-cash gain in 2017 of approximately $50 million related to the discounted debt payoff on Mesa Mall and Southern Hills Mall lender transition. Also excludes the gain on the sale of 49% interest of seven assets of approximately $130 - $134 million.

(2) Excludes lease termination fees
(3) Includes pro-rata share of joint venture properties
(4) Sell 49% of seven properties to O'Connor in second quarter 2017

SUPPLEMENTAL INFORMATION | 9

OPERATING METRICS
Washington Prime Group Inc.
As of March 31, 2017

PORTFOLIO SUMMARY

	Property Count	Leased Occupancy %[1]		Store Sales Per Square Foot for 12 Months Ended[1]		Store Occupancy Cost %[1]		% of Total Comp NOI for 3 Months Ended 3/31/17	NOI Growth for 3 Months Ended 3/31/17
		3/31/17	3/31/16	3/31/17	3/31/16	3/31/17	3/31/16

Community Centers	52	95.7%	96.4%					24.7%	2.9%

Tier 1 -Enclosed retail properties	37	92.3%	92.0%	$398	$409	12.3%	12.2%	55.0%	-0.2%
Tier 2 -Enclosed retail properties	21	87.7%	87.0%	$301	$309	13.7%	13.4%	20.3%	-5.8%
Enclosed Retail Properties Subtotal	58	90.7%	90.2%	$367	$376	12.7%	12.6%	75.3%	-1.8%

Total Portfolio	110	92.7%	92.7%					100.0%	-0.7%

ENCLOSED RETAIL PROPERTY TIERS

TIER 1						TIER 2

Arbor Hills		Northwoods Mall				Anderson Mall
Arboretum, The		Oklahoma City Properties				Boynton Beach Mall
Ashland Town Center		Orange Park Mall				Charlottesville Fashion Square
Bowie Town Center		Paddock Mall				Chautauqua Mall
Brunswick Square		Pearlridge Center				Colonial Park Mall
Clay Terrace		Polaris Fashion Place				Cottonwood Mall
Dayton Mall		Port Charlotte Town Center				Indian Mound Mall
Edison Mall		Scottsdale Quarter				Irving Mall
Grand Central Mall		Southern Park Mall				Lincolnwood Town Center
Great Lakes Mall		The Outlet Collection | Seattle				Maplewood Mall
Jefferson Valley Mall		Town Center at Aurora				Mesa Mall
Lima Mall		Town Center Crossing & Plaza				New Towne Mall
Lindale Mall		Waterford Lakes Town Center				Northtown Mall
Longview Mall		Weberstown Mall				Oak Court Mall
Malibu Lumber Yard		Westminster Mall				Rolling Oaks Mall
Mall at Fairfield Commons, The		WestShore Plaza				Rushmore Mall
Mall at Johnson City, The						Seminole Towne Center
Markland Mall						Sunland Park Mall
Melbourne Square						Towne West Square
Morgantown Mall						Valle Vista Mall
Muncie Mall						West Ridge Mall

[1]Metrics only include properties owned and managed as of March 31, 2017. Southern Hills Mall is excluded as it is managed by a third party, although still owned by the Company.
The debt yield on the Tier 2 encumbered properties is 11.6% on a trailing twelve NOI.

SUPPLEMENTAL INFORMATION | 10

LEASING RESULTS
Washington Prime Group Inc.
Year-to-date through March 31, 2017

	Number	Square Feet			Base Rent PSF			Average Term			Tenant Allow.$(000)s		Tenant Allow. PSF
	of Leases	New	Renewal	Total	New	Renewal	Total	New	Renewal	Total	New	Renewal	New	Renewal
Enclosed Retail Properties	246	115,303	441,566	556,869	$34.54	$33.31	$33.57	8.0	4.4	5.3	$5,043	$1,469	$43.74	$3.33
Community Centers	45	68,072	320,227	388,299	$15.71	$10.36	$11.30	6.5	4.8	5.5	$1,416	$186	$20.80	$0.58
Subtotal	291	183,375	761,793	945,168	$27.55	$23.56	$24.34	7.7	4.5	5.3	$6,459	$1,655	$35.23	$ 2.17

	Base Minimum Rent PSF As of March 31,
	2017		2016
Enclosed Retail Properties	$27.37		$27.05
Community Centers	$13.44		$13.16
Total Portfolio	$21.47		$21.39

Note: The leasing results for enclosed properties include stores of 10,000 SF or less, also anchors and office leases are excluded. For open-air properties, office leases are excluded. Only new leases and renewals with terms in excess of 12 months are included. These results include properties owned and managed at March 31, 2017.

SUPPLEMENTAL INFORMATION | 11

RELEASING SPREADS
Washington Prime Group Inc.
For the three months ended March 31, 2017

	Square Footage of Openings	New Rate PSF	Prior Rate PSF	Re-leasing Spread
				$	%

Community Centers:

New	53,424	$17.28	$15.93	$1.35	8.5%
Renewal	316,589	$11.29	$12.06	$(0.77)	-6.4%
All Deals	370,013	$12.16	$12.62	$(0.46)	-3.6%

Enclosed Retail Properties:

New	63,985	$43.38	$36.70	$6.68	18.2%
Renewal	421,531	$41.20	$40.61	$0.59	1.5%
All Deals	485,516	$41.49	$40.09	$1.40	3.5%

Total Portfolio:

New	117,409	$31.50	$27.25	$4.25	15.6%
Renewal	738,120	$28.37	$28.36	$0.01	0.0%
All Deals	855,529	$28.80	$28.21	$0.59	2.1%

SUPPLEMENTAL INFORMATION | 12

TOP 10 TENANTS
Washington Prime Group Inc.
As of March 31, 2017

Non-Anchor Stores (Ranked by Percent of Total Minimum Rents)
National Tenant Name	Tenant DBA's in Portfolio	Number of Stores	GLA of Stores	Percent of Total GLA in Portfolio	Percent of Total Annualized Base Minimum Rent

Signet Jewelers, Ltd.	Body by Pagoda, Gordon's Jewelers, Goodman Jewelers, Jared's, J.B. Robinson Jewelers, Kay Jewelers, Leroy's Jewelers, Mark's & Morgan, Osterman's Jewelry, Piercing Pagoda, Plumb Gold, Rogers Jewelers, Silver and Gold Connection, Totally Pagoda, Zales Jewelers	152	209,575	0.3%	3.2%
L Brands, Inc.	Bath & Body Works, White Barn Candle, Pink, Victoria's Secret, La Senza	121	601,383	1.0%	2.8%
Footlocker, Inc.	Champs Sports, Foot Action USA, Footlocker, Kids Footlocker, Lady Footlocker, World Footlocker	96	404,128	0.7%	2.0%
Ascena Retail Group Inc.	Ann Taylor, Catherine's, Dress Barn, Justice, Justice & Brothers, Lane Bryant, Loft, Maurice's	130	659,471	1.1%	2.0%
Genesco Inc.	Buckeye Corner, Buckeye Room, Cardboard Heroes, Hat World, Johnston & Murphy, Journeys, Journeys Kidz, Lids, Locker Room by Lids, Shi by Journeys, The Hat Shack, Underground by Journeys	113	193,846	0.3%	1.3%
American Eagle Outfitters, Inc.	aerie, American Eagle	45	253,424	0.4%	1.3%
Luxottica Group	Apex, Lenscrafters, Oakley, Pearle Vision, Sunglass Hut, Watch Station	85	209,637	0.3%	1.2%
The Gap, Inc.	Athleta, Banana Republic, Banana Republic Outlet, Gap, Gap Kids, Gap Outlet, Intermix, Old Navy	33	388,848	0.6%	1.1%
The Finish Line, Inc.	Finish Line, Jack Rabbit, Running Fit, Texas Running Company	42	233,091	0.4%	1.1%
Advent International Corp.	Charlotte Russe	34	225,991	0.4%	0.9%

Anchor Stores (Ranked by Total GLA)
National Tenant Name	Tenant DBA's in Portfolio	Number of Stores	GLA of Stores	Percent of Total GLA in Portfolio	Percent of Total Annualized Base Minimum Rent	Number of WPG Owned Stores

Sears Holding Corporation *	K-Mart, Sears	46	6,332,159	10.5%	1.1%	18
Macy's, Inc.	Macy's	29	5,001,685	8.3%	0.2%	5
JCPenney Company, Inc.	JCPenney	39	4,951,138	8.2%	1.2%	21
Dillard's, Inc.	Dilliards	25	3,547,242	5.9%	0.1%	2
The Bon-Ton Stores, Inc.	Bon-Ton, Carson Pirie Scott, Elder Beerman, Herbergers, Younkers	15	1,523,739	2.5%	0.8%	13
Target Corporation	Target, Super Target	11	1,520,830	2.5%	0.0%	1
Kohl's Corporation	Kohl's	13	1,089,873	1.8%	0.8%	10
Dick's Sporting Goods, Inc.	Dick's Sporting Goods, Field & Stream, Golf Galaxy	18	1,068,894	1.8%	2.0%	15
Belk, Inc.	Belk, Belk for Her, Belk Home Store	12	965,537	1.6%	0.4%	8
Wal-Mart Stores, Inc.	Wal-Mart, Sam's Club	5	772,215	1.3%	0.1%	1

* Includes 11 stores owned by Seritage Growth Properties

SUPPLEMENTAL INFORMATION | 13

LEASE EXPIRATIONS (1)
Washington Prime Group Inc.
As of March 31, 2017

Enclosed Retail Properties
	Number of Leases Expiring	Anchor Square Feet of GLA Expiring	Store Square Feet of GLA Expiring	Total Square Feet of GLA Expiring	Anchor Annualized Base Rents PSF Expiring	Store Annualized Base Rents PSF Expiring	% of Annualized Base Rents Represented by Expiring Leases
Year
Month To Month Leases	224	—	567,411	567,411	$—	$31.68	3.7%
2017	290	155,304	782,968	938,272	$5.49	$27.63	4.6%
2018	708	1,259,122	1,941,455	3,200,577	$5.36	$29.78	13.3%
2019	607	1,420,786	1,908,069	3,328,855	$4.67	$29.56	13.1%
2020	480	1,894,690	1,527,510	3,422,200	$5.14	$29.44	11.5%
2021	451	1,517,585	1,498,421	3,016,006	$5.96	$26.34	10.4%
2022	329	1,547,020	1,150,522	2,697,542	$4.85	$28.70	8.5%
2023	271	685,571	1,186,962	1,872,533	$9.95	$26.38	8.2%
2024	198	329,318	696,407	1,025,725	$7.91	$30.13	5.1%
2025	191	388,904	849,003	1,237,907	$15.19	$27.66	6.2%
2026	192	167,790	1,020,186	1,187,976	$6.92	$26.47	6.0%
2027 and Thereafter	135	1,386,457	619,900	2,006,357	$7.09	$29.90	5.8%
Specialty Leasing Agreements w/ terms in excess of 11 months	667	—	1,570,243	1,570,243	$—	$10.70	3.6%

Community Centers
	Number of Leases Expiring	Anchor Square Feet of GLA Expiring	Store Square Feet of GLA Expiring	Total Square Feet of GLA Expiring	Anchor Annualized Base Rents PSF Expiring	Store Annualized Base Rents PSF Expiring	% of Annualized Base Rents Represented by Expiring Leases
Year
Month To Month Leases	19	—	39,695	39,695	$—	$21.56	0.6%
2017	72	17,892	208,919	226,811	$4.02	$19.96	3.3%
2018	149	810,616	436,810	1,247,426	$10.62	$17.26	12.4%
2019	146	601,267	405,545	1,006,812	$11.34	$20.19	11.7%
2020	165	958,586	497,456	1,456,042	$12.48	$21.77	17.7%
2021	144	1,307,524	398,985	1,706,509	$9.33	$20.06	15.7%
2022	110	922,711	440,184	1,362,895	$9.28	$17.16	12.0%
2023	56	518,035	207,597	725,632	$9.86	$20.44	7.3%
2024	39	459,153	168,108	627,261	$8.82	$19.62	5.7%
2025	38	208,355	102,732	311,087	$12.19	$24.16	3.9%
2026	47	262,583	160,963	423,546	$13.60	$24.05	5.7%
2027 and Thereafter	31	345,032	127,777	472,809	$7.91	$18.00	3.9%
Specialty Leasing Agreements w/ terms in excess of 11 months	8	—	27,300	27,300	$—	$3.65	0.1%

(1) Does not consider the impact of renewal options that may be contained in leases, and this only considers landlord owned GLA.

SUPPLEMENTAL INFORMATION | 14

CAPITAL EXPENDITURES
Washington Prime Group Inc.
(dollars in thousands)

	Three Months Ended March 31, 2017	Unconsolidated Joint Venture Proportionate Share	Total Three Months Ended March 31, 2017	Three Months Ended March 31, 2016	Unconsolidated Joint Venture Proportionate Share	Total Three Months Ended March 31, 2016

New Developments	$2,100	$—	$2,100	$1,980	$—	$1,980
Redevelopments, Renovations, and Expansions	$10,815	$687	$11,502	$5,836	$5,087	$10,923
Deferred Leasing Costs	$3,945	$327	$4,272	$3,877	$166	$4,043

Property Capital Expenditures:
Non-anchor stores tenant improvements and allowances	$4,670	$793	$5,463	$5,735	$1,402	$7,137
Operational capital expenditures	4,320	270	4,590	1,612	120	1,732
Total Property Capital Expenditures	$8,990	$1,063	$10,053	$7,347	$1,522	$8,869

SUPPLEMENTAL INFORMATION | 15

REDEVELOPMENT PROJECTS
Washington Prime Group Inc.
As of March 31, 2017
(dollars in thousands)

Projects under construction or approved for construction with an estimated investment of $5 million or more
Property Name	City	St	Opportunity	Ownership %	Estimated Total Costs (1)(3)		Estimated Project Yield (1) (2)	WPG Costs Incurred to Date (3)		Estimated Completion (1)

Fairfield Town Center	Houston	TX	Multi-phase retail development (approved phases)	100%	$50,000 - $60,000		7% - 9%	$43,609		2016/2017

Jefferson Valley Mall	Yorktown Heights	NY	New Dick's Sporting Goods, Ulta Cosmetics, and interior/exterior renovation	100%	$40,000 - $42,000		8% - 9%	$34,350		2016 4Q/ 2017 2Q

Lindale Mall	Cedar Rapids	IA	New Kirkland's, Carter's, and OshKosh B'Gosh. New Outparcels for Panda Express, Jared and Five Guys	100%	$3,000 - $5,000		18% - 20%	$2,785		2016 4Q/ 2017 2Q

New Towne Mall	New Philadelphia	OH	Re-tenant Sears anchor space with Dick's Sporting Goods and adding an Ulta Cosmetics	100%	$8,000 - $9,000		8% - 9%	$5,895		2016 4Q/ 2017 2Q

Northwoods Mall	Peoria	IL	Replace former Macy's store with Round 1 as well as additional retail, dining and entertainment uses	100%	$15,000 - $17,000		8% - 9%	$2,239		2018

Oklahoma Properties (Classen Curve)	Oklahoma City	OK	Add 28,000-32,000 additional square feet with new multi-tenant building	100%	$10,000 - $13,000		10% - 12%	$446		2017 Q4

Outlet Collection | Seattle	Seattle	WA	New Dave & Busters and other retail	100%	$4,500 - $5,500		9% - 11%	$77		2018

Pearlridge Center	Aiea	HI	Redevelop downtown section of property, add new outparcels, and new dining and retailers	51%	$16,000 - $18,000	(4)	6% - 8%	$982	(4)	2018

Scottsdale Quarter (5)	Scottsdale	AZ	Ground-level retail in existing residential building; Retail and office tenants in mixed-use building, New residential and retail development on middle parcel.	51%	$59,800 - $69,800	(4)	7% - 8%	$43,539	(4)	2018/2019

Westminster Mall	Westminster	CA	New Sky Zone, Luxe Buffet and John's Incredible Pizza	100%	$6,000 - $7,000		13% - 15%	$3,287		2017 4Q

(1) Estimated total costs, project yield, and completion are subject to adjustment as a result of changes (some of which are not under the direct control of the company) that are inherent in the development process.

(2) The project yield excludes any NOI benefit to the property that is indirectly related to the redevelopment, although each project does benefit other aspects of the property. The yield includes near-term renewals.

(3) Project costs exclude the allocation of internal costs such as labor, interest, and taxes.
(4) Amounts shown represent 51% of the project spend.
(5) The new residential and retail units planned for development in the middle parcel have a completion date of 2018/ 2019.

SUPPLEMENTAL INFORMATION | 16

PROPERTY INFORMATION
Washington Prime Group Inc.
As of March 31, 2017

							Debt Information
										Indebtedness
Property Name	St	City (Major Metropolitan Area)	Financial Interest (1)	Total Center Square Feet	Total WPG Owned Square Feet	Total Tenant Owned Square Feet	Maturity Date (2)	Interest Rate	Type	Total	WPG Share
Enclosed Retail Properties
Anderson Mall	SC	Anderson	100%	670,031	314,842	355,189	12/01/22	4.61%	Fixed	$18,847	$18,847
Arbor Hills	MI	Ann Arbor	100%	87,395	87,395	0	01/01/26	4.27%	Fixed	$25,427	$25,427
Arboretum, The	TX	Austin	100%	195,302	195,302	0
Ashland Town Center	KY	Ashland	100%	433,683	330,293	103,390	07/06/21	4.90%	Fixed	$38,240	$38,240
Bowie Town Center	MD	Bowie (Wash, D.C.)	100%	571,832	270,534	301,298
Boynton Beach Mall	FL	Boynton Beach (Miami)	100%	1,101,994	590,440	511,554
Brunswick Square	NJ	East Brunswick (New York)	100%	761,001	289,705	471,296	03/01/24	4.80%	Fixed	$73,463	$73,463
Charlottesville Fashion Square	VA	Charlottesville	100%	578,093	354,389	223,704	04/01/24	4.54%	Fixed	$47,657	$47,657
Chautauqua Mall	NY	Lakewood	100%	427,666	422,690	4,976
Chesapeake Square Theater	VA	Chesapeake (VA Beach)	100%	42,248	42,248	0
Clay Terrace	IN	Carmel (Indianapolis)	100%	576,294	557,418	18,876
Colonial Park Mall	PA	Harrisburg	100%	738,798	363,130	375,668
Cottonwood Mall	NM	Albuquerque	100%	1,051,317	409,740	641,577	04/06/24	4.82%	Fixed	$100,328	$100,328
Dayton Mall	OH	Dayton	100%	1,442,989	771,208	671,781	09/01/22	4.57%	Fixed	$82,000	$82,000
Edison Mall	FL	Fort Myers	100%	1,055,038	572,745	482,293
Grand Central Mall	WV	Parkersburg	100%	846,240	733,909	112,331	07/06/20	6.05%	Fixed	$40,957	$40,957
Great Lakes Mall	OH	Mentor (Cleveland)	100%	1,287,795	580,661	707,134
Indian Mound Mall	OH	Newark	100%	556,734	464,073	92,661
Irving Mall	TX	Irving (Dallas)	100%	1,052,186	488,641	563,545
Jefferson Valley Mall	NY	Yorktown Heights (New York)	100%	570,780	405,088	165,692
Lima Mall	OH	Lima	100%	743,161	543,339	199,822
Lincolnwood Town Center	IL	Lincolnwood (Chicago)	100%	422,997	422,996	1	04/01/21	4.26%	Fixed	$50,388	$50,388
Lindale Mall	IA	Cedar Rapids	100%	730,934	477,102	253,832
Longview Mall	TX	Longview	100%	652,791	204,574	448,217
Malibu Lumber Yard	CA	Malibu	100%	31,495	31,495	—
Mall at Fairfield Commons, The	OH	Beavercreek	100%	1,028,695	853,875	174,820
Mall at Johnson City, The	TN	Johnson City	51%	567,972	492,564	75,408	05/06/20	6.76%	Fixed	$50,556	$25,784
Maplewood Mall	MN	St. Paul (Minneapolis)	100%	906,096	323,616	582,480
Markland Mall	IN	Kokomo	100%	417,979	414,499	3,480
Melbourne Square	FL	Melbourne	100%	723,765	419,855	303,910
Mesa Mall	CO	Grand Junction	100%	873,467	430,763	442,704	06/01/16	5.79%	Fixed	$87,250	$87,250
Morgantown Mall	WV	Morgantown	100%	556,070	556,070	—
Muncie Mall	IN	Muncie	100%	641,804	387,978	253,826	04/01/21	4.19%	Fixed	$35,153	$35,153
New Towne Mall	OH	New Philadelphia	100%	494,478	494,478	0
Northtown Mall	MN	Blaine	100%	606,751	606,751	0
Northwoods Mall	IL	Peoria	100%	692,260	219,291	472,969
Oak Court Mall	TN	Memphis	100%	846,570	360,753	485,817	04/01/21	4.76%	Fixed	$38,200	$38,200
Oklahoma City Properties	OK	Oklahoma City	100%	281,389	281,389	0
Orange Park Mall	FL	Orange Park (Jacksonville)	100%	959,288	556,108	403,180
Outlet Collection | Seattle, The	WA	Seattle	100%	921,055	921,055	0	01/14/20	2.27%	Variable	$86,500	$86,500
Paddock Mall	FL	Ocala	100%	548,589	318,032	230,557
Pearlridge Center	HI	Aiea	51%	1,292,083	1,238,806	53,277	06/01/25	3.53%	Fixed	$225,000	$114,750
							05/01/25	4.07%	Fixed	$43,200	$22,032
Polaris Fashion Place	OH	Columbus	51%	1,570,575	734,104	836,471	03/01/25	3.90%	Fixed	$225,000	$114,750
							03/01/25	4.46%	Fixed	$15,500	$7,905
Port Charlotte Town Center (3)	FL	Port Charlotte	100%	770,895	486,686	284,209	11/01/20	5.30%	Fixed	$43,795	$43,795
Rolling Oaks Mall	TX	San Antonio	100%	881,382	285,074	596,308
Rushmore Mall	SD	Rapid City	100%	827,422	750,946	76,476	02/01/19	5.79%	Fixed	$94,000	$94,000

SUPPLEMENTAL INFORMATION | 17

PROPERTY INFORMATION
Washington Prime Group Inc.
As of March 31, 2017

							Debt Information
										Indebtedness
Property Name	St	City (Major Metropolitan Area)	Financial Interest (1)	Total Center Square Feet	Total WPG Owned Square Feet	Total Tenant Owned Square Feet	Maturity Date (2)	Interest Rate	Type	Total	WPG Share
Enclosed Retail Properties
Scottsdale Quarter	AZ	Scottsdale	51%	724,979	724,979	0	06/01/25	3.53%	Fixed	$165,000	$84,150
							04/01/27	4.36%	Fixed	$55,000	$28,050
Seminole Towne Center	FL	Sanford (Orlando)	22%	1,109,925	596,634	513,291	05/06/21	5.97%	Fixed	$55,345	$12,386
Southern Hills Mall (4)	IA	Sioux City	100%				06/01/16	9.79%	Fixed	$99,500	$99,500
Southern Park Mall	OH	Youngstown	100%	1,206,429	1,010,865	195,564
Sunland Park Mall	TX	El Paso	100%	927,703	332,766	594,937
Town Center at Aurora	CO	Aurora (Denver)	100%	1,081,035	341,093	739,942	04/01/21	4.19%	Fixed	$54,000	$54,000
Town Center Crossing & Plaza	KS	Leawood	51%	672,394	535,833	136,561	02/01/27	4.25%	Fixed	$35,017	$17,859
							02/01/27	5.00%	Fixed	$70,589	$36,000
Towne West Square	KS	Wichita	100%	898,662	402,128	496,534	06/01/21	5.61%	Fixed	$46,831	$46,831
Valle Vista Mall	TX	Harlingen	100%	650,623	492,222	158,401	05/10/17	5.35%	Fixed	$40,000	$40,000
Waterford Lakes Town Center	FL	Orlando	100%	966,083	691,583	274,500
Weberstown Mall	CA	Stockton	100%	858,517	263,697	594,820	06/08/21	2.52%	Variable	$65,000	$65,000
West Ridge Mall	KS	Topeka	100%	996,014	391,903	604,111	03/06/24	4.84%	Fixed	$41,231	$41,231
Westminster Mall	CA	Westminster (Los Angeles)	100%	1,215,064	442,372	772,692	04/01/24	4.65%	Fixed	$81,099	$81,099
WestShore Plaza	FL	Tampa	100%	1,076,400	847,938	228,462	10/01/17	2.82%	Variable	$99,600	$99,600
Enclosed Retail Properties Total				45,421,207	28,130,663	17,290,544				$2,329,673	$1,853,132

Community Centers
Bloomingdale Court	IL	Bloomingdale (Chicago)	100%	696,641	385,096	311,545
Bowie Town Center Strip	MD	Bowie (Wash, D.C.)	100%	106,589	40,927	65,662
Canyon View Marketplace	CO	Grand Junction	100%	43,053	43,053	0	11/06/23	5.47%	Fixed	$5,369	$5,369
Charles Towne Square	SC	Charleston	100%	71,794	71,794	0
Chesapeake Center	VA	Chesapeake (Virginia Beach)	100%	305,853	128,972	176,881
Concord Mills Marketplace	NC	Concord (Charlotte)	100%	262,020	226,907	35,113	11/01/23	4.82%	Fixed	$16,000	$16,000
Countryside Plaza	IL	Countryside (Chicago)	100%	403,756	204,295	199,461
Dare Centre	NC	Kill Devil Hills	100%	168,673	109,154	59,519
DeKalb Plaza	PA	King of Prussia (Philadelphia)	100%	101,911	44,091	57,820
Empire East	SD	Sioux Falls	100%	301,438	167,616	133,822
Fairfax Court	VA	Fairfax (Wash, D.C.)	100%	249,488	245,999	3,489
Fairfield Town Center	TX	Houston	100%	270,458	162,458	108,000
Forest Plaza	IL	Rockford	100%	434,839	414,542	20,297	10/10/19	7.50%	Fixed	$16,432	$16,432
Gaitway Plaza (3)	FL	Ocala	99%	208,039	207,239	800
Gateway Centers	TX	Austin	100%	512,331	403,328	109,003
Greenwood Plus	IN	Greenwood (Indianapolis)	100%	155,319	146,091	9,228
Henderson Square	PA	King of Prussia (Philadelphia)	100%	107,371	53,615	53,756	01/01/18	3.17%	Fixed	$12,041	$12,041
Keystone Shoppes	IN	Indianapolis	100%	29,126	29,126	0
Lake Plaza	IL	Waukegan (Chicago)	100%	215,382	124,753	90,629
Lake View Plaza	IL	Orland Park (Chicago)	100%	367,369	311,960	55,409
Lakeline Plaza	TX	Cedar Park (Austin)	100%	386,922	356,485	30,437	10/10/19	7.50%	Fixed	$15,394	$15,394
Lima Center	OH	Lima	100%	233,878	173,878	60,000
Lincoln Crossing	IL	O'Fallon (St. Louis)	100%	303,526	98,061	205,465
MacGregor Village	NC	Cary	100%	146,774	146,774	0
Mall of Georgia Crossing	GA	Buford (Atlanta)	100%	440,774	317,639	123,135	10/06/22	4.28%	Fixed	$23,075	$23,075
Markland Plaza	IN	Kokomo	100%	90,527	80,977	9,550
Martinsville Plaza	VA	Martinsville	100%	102,105	94,760	7,345
Matteson Plaza	IL	Matteson (Chicago)	100%	273,836	182,436	91,400
Morgantown Commons	WV	Morgantown	100%	230,843	230,843	0

SUPPLEMENTAL INFORMATION | 18

PROPERTY INFORMATION
Washington Prime Group Inc.
As of March 31, 2017

							Debt Information
										Indebtedness
Property Name	St	City (Major Metropolitan Area)	Financial Interest (1)	Total Center Square Feet	Total WPG Owned Square Feet	Total Tenant Owned Square Feet	Maturity Date (2)	Interest Rate	Type	Total	WPG Share
Community Centers
Muncie Towne Plaza	IN	Muncie	100%	171,621	171,621	0	10/10/19	7.50%	Fixed	$6,400	$6,400
North Ridge Shopping Center	NC	Raleigh	100%	169,796	164,396	5,400	12/01/22	3.41%	Fixed	$12,202	$12,202
Northwood Plaza	IN	Fort Wayne	100%	204,956	76,727	128,229
Palms Crossing	TX	McAllen	100%	405,934	372,097	33,837	08/01/21	5.49%	Fixed	$35,293	$35,293
Plaza at Buckland Hills, The	CT	Manchester	100%	327,985	217,086	110,899
Richardson Square	TX	Richardson (Dallas)	100%	516,100	40,187	475,913
Rockaway Commons	NJ	Rockaway (New York)	100%	239,050	229,162	9,888
Rockaway Town Plaza	NJ	Rockaway (New York)	100%	374,430	73,154	301,276
Royal Eagle Plaza	FL	Coral Springs (Miami)	100%	202,952	191,999	10,953
Shops at Arbor Walk, The	TX	Austin	100%	458,469	280,315	178,154	08/01/21	5.49%	Fixed	$39,889	$39,889
Shops at North East Mall, The	TX	Hurst (Dallas)	100%	365,039	365,039	0
St. Charles Towne Plaza	MD	Waldorf (Wash, D.C.)	100%	391,653	329,811	61,842
Tippecanoe Plaza	IN	Lafayette	100%	90,522	85,811	4,711
University Center	IN	Mishawaka	100%	150,441	100,441	50,000
University Town Plaza	FL	Pensacola	100%	565,538	216,194	349,344
Village Park Plaza	IN	Carmel (Indianapolis)	100%	575,548	290,009	285,539
Washington Plaza	IN	Indianapolis	100%	50,107	50,107	0
West Ridge Plaza	KS	Topeka	100%	253,086	98,593	154,493	03/06/24	4.84%	Fixed	$10,308	$10,308
West Town Corners (3)	FL	Altamonte Springs (Orlando)	100%	382,423	233,805	148,618
Westland Park Plaza (3)	FL	Orange Park (Jacksonville)	100%	163,259	163,259	0
White Oaks Plaza	IL	Springfield	100%	404,879	248,533	156,346	10/10/19	7.50%	Fixed	$12,800	$12,800
Whitehall Mall	PA	Whitehall	100%	603,475	588,601	14,874	11/01/18	7.00%	Fixed	$9,138	$9,138
Wolf Ranch	TX	Georgetown (Austin)	100%	632,253	420,067	212,186
Community Centers Total				14,920,151	10,209,883	4,710,268				$214,341	$214,341

Total				60,341,358	38,340,546	22,000,812				$2,544,014	$2,067,473

Footnotes:
(1) Direct and indirect interests in some joint venture properties are subject to preferences on distributions and/or capital allocation in favor of other partners.
(2) Assumes full exercise of available extension options.
(3) WPG receives substantially all economic benefit of property due to performance or advance, although legal ownership is less than 100%. Legal ownership is as follows: Port Charlotte Town Center (80%); Gaitway Plaza (88.2%); West Town Corners (88.2%); and Westland Park Plaza (88.2%).

(4) While the Company still owns the property, the special servicer has transferred management to a third party. Accordingly, operating metrics are excluded for this property.

SUPPLEMENTAL INFORMATION | 19

NON-GAAP PRO-RATA FINANCIAL INFORMATION

The pro-rata financial information presented on pages 21 and 22 is not, and is not intended to be, a presentation in accordance with GAAP. The non-GAAP pro-rata financial information aggregates the Company’s proportionate economic ownership of each unconsolidated asset in the property portfolio that the Company does not wholly own. The amounts in the column labeled ‘‘WPG’s Share of Unconsolidated Entities’’ were derived on a per property or entity basis by applying to each line item the ownership percentage interest used to arrive at the Company’s share of the operations for the period consistent with the application of the equity method of accounting to each of the unconsolidated joint ventures.

The Company does not control the unconsolidated joint ventures and the presentations of the assets and liabilities and revenues and expenses do not represent the Company’s legal claim to such items.

The Company provides pro-rata financial information because it is believed to assist investors and analysts in estimating the economic interest in our unconsolidated joint ventures when read in conjunction with the Company’s reported results under GAAP.

SUPPLEMENTAL INFORMATION | 20

NON-GAAP PRO-RATA FINANCIAL INFORMATION
PROPORTIONATE SHARE OF UNCONSOLIDATED PROPERTIES - STATEMENTS OF OPERATIONS
Washington Prime Group Inc.
(Unaudited, dollars in thousands)

Three Months Ended March 31, 2017
WPG's Share of Unconsolidated Entities

Revenue:
Minimum rent	$14,621
Overage rent	294
Tenant reimbursements	5,923
Other income	346
Total revenues	21,184

Expenses:
Property operating	(4,629)
Real estate taxes	(2,559)
Advertising and promotion	(196)
Total recoverable expenses	(7,384)
Depreciation and amortization	(9,240)
Provision for credit losses	(183)
Ground rent	(951)
Total operating expenses	(17,758)

Operating Income	3,426

Interest expense, net	(3,824)
Income and other taxes	(46)
Loss from unconsolidated entities, net	$(444)

Note: The amounts above represent the company's pro-rata share based upon the percentage of ownership interest per joint venture entity in each amount indicated, but it should be noted that the company does not control the unconsolidated entities.

SUPPLEMENTAL INFORMATION | 21

NON-GAAP PRO-RATA FINANCIAL INFORMATION
PROPORTIONATE SHARE OF UNCONSOLIDATED PROPERTIES - BALANCE SHEET
Washington Prime Group Inc.
(Unaudited, dollars in thousands)

March 31, 2017 WPG's Share of Unconsolidated Entities
Assets:
Investment properties at cost	$920,850
Construction in progress	9,566
930,416
Less: accumulated depreciation	78,248
852,168

Cash and cash equivalents	10,985
Tenant receivables and accrued revenue, net (see below)	9,343
Deferred costs and other assets (see below)	69,477
Total assets	$941,973

Liabilities and members' equity:
Mortgage notes payable	$471,063
Accounts payable, accrued expenses, intangibles, and deferred revenues (see below)	58,478
Total liabilities	529,541
Members' equity	412,432
Total liabilities and members' equity	$941,973

Supplemental Balance Sheet Detail:

Tenant accounts receivable and accrued revenue, net:
Straight-line receivable	$4,522
Tenant receivable	1,916
Allowance for doubtful accounts, net	(1,016)
Unbilled receivables and other	3,921
Total	$9,343

Deferred costs and other assets:
Deferred leasing, net	$13,515
In place lease intangibles, net	29,143
Acquired above market lease intangibles, net	18,569
Mortgage and other escrow deposits	6,524
Prepaids, notes receivable and other assets, net	1,726
Total	$69,477

Accounts payable, accrued expenses, intangibles and deferred revenues:
Accounts payable and accrued expenses	$17,470
Below market leases, net	34,221
Other	6,787
Total	$58,478

Note: The amounts above represent the company's pro-rata share based upon the percentage of ownership interest per joint venture entity, but it should be noted that the company does not control the unconsolidated entities.

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GLOSSARY OF TERMS

- Average rent PSF	Average base minimum rent charge in effect for the reporting period for all tenants that qualify to be included in the occupancy as defined below.
- EBITDA
Net income (loss) attributable to the company before interest, depreciation and amortization, gains/losses on sale of operating properties, impairment charges, income taxes and unrealized re-measurement adjustment of derivative instrument.

- Funds from operations (FFO)
Funds From Operations ("FFO") is a supplemental non-GAAP measure utilized to evaluate the operating performance of real estate companies. The National Association of Real Estate Investment Trusts ("NAREIT") defines FFO as net income (loss) attributable to common shareholders computed in accordance with generally accepted accounting principles ("GAAP"), excluding (i) gains or losses from sales of operating real estate assets and (ii) extraordinary items, plus (iii) depreciation and amortization of operating properties and (iv) impairment of depreciable real estate and in substance real estate equity investments and (v) after adjustments for unconsolidated partnerships and joint ventures calculated to reflect funds from operations on the same basis.

- Funds from operations, as adjusted (AFFO)	AFFO is calculated by adjusting FFO as defined above for non-recurring items such as merger costs, non-recurring debt fee amortization charges, gain on debt extinguishment and similar items.
- Gross leasable area (GLA)	Measure of the total amount of leasable space in a property.
- Net operating income (NOI)
Revenues from all rental property less operating and maintenance expenses, real estate taxes and rent expense including the company's pro-rata share of real estate joint ventures. Excludes non-recurring items such as termination income and sales from outparcels.

- Occupancy
Occupancy is the percentage of total owned square footage ("GLA") which is leased as of the last day of the reporting period for tenants with terms of a year or more. For enclosed retail properties, all company owned space except for anchors, majors, office and outlots are included in the calculation. For community lifestyle centers, all owned GLA other than office are included in the calculation.

- Occupancy cost	Percent of tenant's total occupancy cost (rent and reimbursement of CAM, tax and insurance) to tenant sales for stores of 10,000 sf or less.
- Re-leasing spread
Re-leasing Spread is a ‘‘same space’’ measure that compares initial rent for new deals on individual spaces to expiring rents for prior tenants. For enclosed retail properties, majors, freestanding and office tenants are excluded. For Community Centers, office tenants are excluded. The new rent is the weighted average of the initial cash Total Rent PSF for spaces leased during the current quarter and year-to-date period, and includes new leases and existing tenant renewals and relocations (including expansions and downsizings). The prior rent is the weighted average of the final cash Total Rent PSF as of the month the tenant terminates or closes. Total Rent PSF includes Base Minimum Rent, common area maintenance ("CAM") and base percentage rent. It includes leasing activity on all spaces occupied by tenants as long as the opening and closing dates are within 24 months of one another.

- Sales PSF	Trailing twelve-month sales for in-line stores of 10,000 SF or less. Excludes freestanding stores and specialty tenants.

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